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                                                                  EXHIBIT 10.13


                  FIRST AMENDMENT, dated June 1, 1998, TO AGREEMENT AND PLAN OF AMALGAMATION BY AND AMONG AVESTA TECHNOLOGIES, INC. AND AVESTA TECHNOLOGIES CANADA, INC. AND CARAVELLE INC. AND THE CARAVELLE SHAREHOLDERS AS OF MAY 8, 1998 (the "Agreement") by and among those parties to the Agreement.

                               W I T N E S S E T H


                  WHEREAS, the parties hereto have each entered into the Agreement pursuant to which, among other things, Avesta Technologies Canada will statutorily amalgamate with Caravelle Inc.; and

                  WHEREAS, the parties hereto desire to amend certain provisions of the Agreement as set forth below.

                  NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

                  1. SECTION 3.3. Section 3.3 of the Agreement is hereby deleted in its entirety and shall be replaced by the following:

                           "ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each of the Caravelle Shareholders represents and warrants that it has reviewed the representations and warranties made by Caravelle and set forth above in
                           Section 2 and, to its knowledge without having made any inquiry or investigation, such representations and warranties are true and correct."

                  2. SECTION 3.5. Section 3.5 of the Agreement is hereby deleted in its entirety and shall be replaced by the following:

                           "REPRESENTATIONS COMPLETE. Each of the Caravelle Shareholders represents and warrants that the representations and warranties made by it contains or will contain no untrue statement of a material fact, or omit to state any material fact required to be stated therein, or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading."

                  3. SECTION 10.13. Section 10.13 of the Agreement is hereby deleted in its entirety and shall be replaced by the following:


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                           "LIMITATION OF LIABILITY OF CARAVELLE SHAREHOLDERS.
                           Other than with respect to claims for causes of action based in fraud, willful misconduct, criminal acts, or suits brought by, and with respect to, the Caravelle Shareholders, the liability of the Caravelle Shareholders hereunder shall not exceed the sum of $1,200,000, which shall be payable solely in shares of Avesta Series B Preferred Stock. Each Caravelle Shareholder's liability shall be in proportion with his, her or its pro-rata percentage of ownership of Caravelle Stock."

                  4.       SHAREHOLDERS' AGENT. The parties hereby agree that
Section 10.10 of the Agreement shall be amended only to reflect that Bonnie Wright shall be the Shareholders' Agent instead of Michael Potter. Accordingly, all references to Michael Potter shall be deemed to be references to Bonnie Wright. In furtherance of the foregoing, the designation of the Shareholders' Agent's address in Section 11.11 of the Agreement shall be deleted in its entirety and replaced by the following:

                                Bonnie Wright
                                c/o Working Ventures
                                9 Antares Drive
                                Nepean, Ontario K2E-7V5
                                Canada

                  5. All other terms and conditions of the Agreement shall remain unchanged.








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                  IN WITNESS WHEREOF, the parties hereto have executed this
First Amendment as of the date set forth below his, her or its signature, to be effective on the date first set forth above.




                                      AVESTA TECHNOLOGIES, INC.


                                      BY:   /s/  Kam Saifi
                                            -------------------------------
                                      ITS:       President & CEO
                                            -------------------------------
                                      DATED:     May 1, 1998
                                            -------------------------------


                                      AVESTA TECHNOLOGIES CANADA, INC.


                                      BY:   /s/  Kam Saifi
                                            -------------------------------
                                      ITS:       President & CEO
                                            -------------------------------
                                      DATED:     June 1, 1998
                                            -------------------------------


                                      CARAVELLE, INC.


                                      BY:   /s/  Lynda Partner
                                            -------------------------------
                                      ITS:       President & CEO
                                            -------------------------------
                                      DATED:     May 1, 1998
                                            -------------------------------



                                      CARAVELLE SHAREHOLDERS


                                      BY:   /S/  Caravelle Shareholders
                                            -------------------------------